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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     October 18, 2004
                                                     ----------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-19974                   33-0022692
          --------                      -------                   ----------
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

951 Calle Amanecer, San Clemente, California                        92673
--------------------------------------------                    -----------
  (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

                  ICU Medical, Inc. announced its earnings for the third quarter of 2004.


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (c)      Exhibits

         99.1 Press release, dated October 18, 2004 announcing ICU Medical, Inc.'s third quarter 2004 earnings.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2004

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer